UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 21, 2013

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

120 Corporate Boulevard, Norfolk, Virginia		23502
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	888-772-7326

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 21, 2013, the Company entered into a Lender Joinder Agreement and a Lender Commitment Agreement, and consented to a Master Assignment and Assumption, each of which (collectively, the "Loan Modification Agreements"), which together modified that certain Credit Agreement dated as of December 19, 2012 by and among the Company, the domestic wholly-owned subsidiaries of the Company as guarantors (Portfolio Recovery Associates, LLC, PRA Holding I, LLC, PRA Location Services, LLC, PRA Government Services, LLC, PRA Receivables Management, LLC, PRA Holding II, LLC, PRA Holding III, LLC, MuniServices, LLC, PRA Professional Services, LLC, and PRA Financial Services, LLC), Bank of America, N.A. as administrative agent, swing line lender, and l/c issuer, Wells Fargo Bank, N.A. and SunTrust Bank as co-syndication agents, KeyBank, National Association, as documentation agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC, and SunTrust Robinson Humphrey, Inc. as joint lead arrangers and joint book managers, and the lenders named therein.

The Loan Modification Agreements, among other things, increased by $35.5 million the amount of revolving credit availability under the Credit Agreement, added Bank of Hampton Roads, Heritage Bank, and Union First Market as new Lenders to the Credit Agreement, increased the revolving credit commitments of Capital One, N.A. and Xenith Bank, and decreased the commitments and loans of Bank of America, N.A.

After the $35.5 million increase in the amount of revolving credit availability pursuant to the Loan Modification Agreements, the total credit facility under the Credit Agreement now includes an aggregate principal amount of $633.0 million, which consists of (i) a fully-funded $197.5 million term loan, (ii) a $415.5 million domestic revolving credit facility, of which $415.5 million is available to be drawn, and (iii) a $20 million multi-currency revolving credit facility, of which $20 million is available to be drawn, all of which mature on December 19, 2017.

The foregoing description of the Loan Modification Agreements does not purport to be complete and is qualified in its entirety by the full text of such documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures of the material terms and conditions of the Loan Modification Agreements contained in Item 1.01 above are hereby incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release dated August 21, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

August 21, 2013	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 21, 2013.